UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2018

BLUEFIRE RENEWABLES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52361	20-4590982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25108 Marguerite Parkway Suite A-321 Mission Viejo, CA 92692
(Address of principal executive offices)

(949) 588-3767
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations

On January 28, 2018, Mr. Chris Nichols and Mr. Joseph Sparano (the “Directors”) voluntarily resigned as members of the Board of Directors of BlueFire Renewables, Inc. (the “Company”), and all other positions with the Company to which they have been assigned regardless of whether they served in such capacity, effective immediately. The Directors’ resignations were not as a result of any disagreements with the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

17.1*	Letter of Resignation from Chris Nichols.
17.2*	Letter of Resignation from Joseph Sparano.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEFIRE RENEWABLES, INC.

Date: January 31, 2018	By:	/s/ Arnold R. Klann
	Name:	Arnold R. Klann
	Title:	Chief Executive Officer